Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Nine Months Ended
	9/30/2010	9/30/2009	% Chg	9/30/2010	9/30/2009	% Chg
Operating Revenues
Wireless service	$13,675	$12,372	10.5%	$39,711	$35,978	10.4%
Voice	6,973	7,943	-12.2%	21,671	24,701	-12.3%
Data	6,928	6,448	7.4%	20,407	19,053	7.1%
Directory	961	1,162	-17.3%	3,009	3,622	-16.9%
Other	3,044	2,809	8.4%	8,121	8,451	-3.9%
Total Operating Revenues	31,581	30,734	2.8%	92,919	91,805	1.2%

Operating Expenses
Cost of services and sales (exclusive of
depreciation and amortization shown separately below)	13,519	12,907	4.7%	38,235	37,665	1.5%
Selling, general and administrative	7,707	7,574	1.8%	22,570	22,914	-1.5%
Depreciation and amortization	4,891	4,881	0.2%	14,529	14,614	-0.6%
Total Operating Expenses	26,117	25,362	3.0%	75,334	75,193	0.2%
Operating Income	5,464	5,372	1.7%	17,585	16,612	5.9%
Interest Expense	729	851	-14.3%	2,248	2,573	-12.6%
Equity in Net Income of Affiliates	217	181	19.9%	629	549	14.6%
Other Income (Expense) - Net	125	29	-	825	44	-
Income from Continuing Operations Before Income Taxes	5,077	4,731	7.3%	16,791	14,632	14.8%
Income Tax (Benefit) Expense	(6,560)	1,463	-	(1,512)	4,886	-
Income from Continuing Operations	11,637	3,268	-	18,303	9,746	87.8%
Income from Discontinued Operations, net of tax	780	7	-	777	6	-
Net Income	12,417	3,275	-	19,080	9,752	95.7%
Less: Net Income Attributable to Noncontrolling Interest	(78)	(83)	6.0%	(243)	(236)	-3.0%
Net Income Attributable to AT&T	$12,339	$3,192	-	$18,837	$9,516	98.0%

Basic Earnings Per Share from Continuing
Operations Attributable to AT&T	$1.96	$0.54	-	$3.06	$1.61	90.1%
Basic Earnings Per Share from Discontinued
Operations Attributable to AT&T	0.13	-	-	0.13	-	-
Basic Earnings Per Share Attributable to AT&T	$2.09	$0.54	-	$3.19	$1.61	98.1%
Weighted Average Common
Shares Outstanding (000,000)	5,909	5,901	0.1%	5,908	5,899	0.2%

Diluted Earnings Per Share from Continuing
Operations Attributable to AT&T	$1.95	$0.54	-	$3.04	$1.61	88.8%
Diluted Earnings Per Share from Discontinued
Operations Attributable to AT&T	0.13	-	-	0.13	-	-
Diluted Earnings Per Share Attributable to AT&T	$2.08	$0.54	-	$3.17	$1.61	96.9%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	5,938	5,922	0.3%	5,937	5,922	0.3%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Nine Months Ended

Wireless	9/30/2010	9/30/2009	% Chg	9/30/2010	9/30/2009	% Chg
Segment Operating Revenues
Service	$13,675	$12,372	10.5%	$39,711	$35,978	10.4%
Equipment	1,505	1,255	19.9%	3,608	3,709	-2.7%
Total Segment Operating Revenues	15,180	13,627	11.4%	43,319	39,687	9.2%

Segment Operating Expenses
Operations and support	10,040	8,645	16.1%	26,785	24,959	7.3%
Depreciation and amortization	1,640	1,490	10.1%	4,776	4,493	6.3%
Total Segment Operating Expenses	11,680	10,135	15.2%	31,561	29,452	7.2%
Segment Operating Income	3,500	3,492	0.2%	11,758	10,235	14.9%
Equity in Net Income of Affiliates	(6)	-	-	14	-	-
Segment Income	$3,494	$3,492	0.1%	$11,772	$10,235	15.0%

Segment Operating Income Margin	23.1%	25.6%		27.1%	25.8%

Wireline
Segment Operating Revenues
Voice	$6,973	$7,943	-12.2%	$21,671	$24,701	-12.3%
Data	6,928	6,448	7.4%	20,407	19,053	7.1%
Other	1,374	1,358	1.2%	4,014	4,146	-3.2%
Total Segment Operating Revenues	15,275	15,749	-3.0%	46,092	47,900	-3.8%

Segment Operating Expenses
Operations and support	10,318	10,762	-4.1%	31,324	32,618	-4.0%
Depreciation and amortization	3,118	3,226	-3.3%	9,337	9,594	-2.7%
Total Segment Operating Expenses	13,436	13,988	-3.9%	40,661	42,212	-3.7%
Segment Operating Income	1,839	1,761	4.4%	5,431	5,688	-4.5%
Equity in Net Income of Affiliates	2	9	-77.8%	7	16	-56.3%
Segment Income	$1,841	$1,770	4.0%	$5,438	$5,704	-4.7%

Segment Operating Income Margin	12.0%	11.2%		11.8%	11.9%

Advertising Solutions
Segment Operating Revenues	$961	$1,162	-17.3%	$3,009	$3,622	-16.9%

Segment Operating Expenses
Operations and support	640	686	-6.7%	1,988	2,113	-5.9%
Depreciation and amortization	123	159	-22.6%	393	501	-21.6%
Total Segment Operating Expenses	763	845	-9.7%	2,381	2,614	-8.9%
Segment Income	$198	$317	-37.5%	$628	$1,008	-37.7%

Segment Income Margin	20.6%	27.3%		20.9%	27.8%

Other
Segment Operating Revenues	$165	$196	-15.8%	$499	$596	-16.3%
Segment Operating Expenses	238	394	-39.6%	731	915	-20.1%
Segment Operating Loss	(73)	(198)	63.1%	(232)	(319)	27.3%
Equity in Net Income of Affiliates	221	172	28.5%	608	532	14.3%
Segment Income (Loss) from Continuing Operations	$148	$(26)	-	$376	$213	76.5%

Segment Income Margin	89.7%	-		75.4%	35.7%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
	9/30/10	12/31/09
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$3,246	$3,741
Accounts receivable - net of allowances for
doubtful accounts of $978 and $1,202	13,606	14,845
Prepaid expenses	1,686	1,562
Deferred income taxes	1,059	1,247
Other current assets	2,380	3,792
Total current assets	21,977	25,187
Property, plant and equipment	240,466	230,295
Less: accumulated depreciation and amortization	(138,991)	(130,242)
Property, Plant and Equipment - Net	101,475	100,053
Goodwill	73,447	72,782
Licenses	50,113	48,741
Customer Lists and Relationships - Net	5,369	7,393
Other Intangible Assets - Net	5,525	5,494
Investments in Equity Affiliates	4,544	2,921
Other Assets	6,802	6,275
Total Assets	$269,252	$268,846

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$6,426	$7,361
Accounts payable and accrued liabilities	18,417	21,260
Advanced billing and customer deposits	3,933	4,170
Accrued taxes	1,416	1,681
Dividends payable	2,482	2,479
Total current liabilities	32,674	36,951
Long-Term Debt	62,540	64,720
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	20,651	23,781
Postemployment benefit obligation	27,071	27,847
Other noncurrent liabilities	13,023	13,226
Total deferred credits and other noncurrent liabilities	60,745	64,854
Stockholders' Equity
Common stock ($1 par value, 14,000,000,000 authorized
at September 30, 2010 and December 31, 2009: issued
6,495,231,088 at September 30, 2010 and December 31, 2009)	6,495	6,495
Additional paid-in capital	91,748	91,707
Retained earnings	50,751	39,366
Treasury stock (585,370,749 at September 30, 2010 and
593,300,187 at December 31, 2009, at cost)	(21,112)	(21,260)
Accumulated other comprehensive loss	(14,888)	(14,412)
Noncontrolling interest	299	425
Total stockholders' equity	113,293	102,321
Total Liabilities and Stockholders' Equity	$269,252	$268,846

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivalents
Unaudited
	Nine months ended
	September 30,
	2010	2009
Operating Activities
Net income	$19,080	$9,752
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	14,529	14,614
Undistributed earnings from investments in equity affiliates	(531)	(430)
Bad debt expense	973	1,383
Deferred income tax expense and noncurrent unrecognized tax benefits	(4,146)	2,476
Net (gain) loss from impairment and sale of investments	(746)	98
Income from discontinued operations	(777)	(6)
Changes in operating assets and liabilities:
Accounts receivable	266	(270)
Other current assets	495	(269)
Accounts payable and accrued liabilities	(2,861)	(1,551)
Net income attributable to noncontrolling interest	(243)	(236)
Other - net	(689)	(117)
Total Adjustments	6,270	15,692
Net Cash Provided by Operating Activities	25,350	25,444

Investing Activities
Construction and capital expenditures
Capital expenditures	(13,170)	(11,034)
Interest during construction	(577)	(553)
Acquisitions, net of cash acquired	(2,615)	(184)
Dispositions	1,821	205
(Purchases) and sales of securities, net	(437)	11
Other	22	19
Net Cash Used in Investing Activities	(14,956)	(11,536)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(33)	(3,918)
Issuance of long-term debt	2,235	8,161
Repayment of long-term debt	(5,280)	(6,169)
Issuance of treasury stock	24	8
Dividends paid	(7,436)	(7,252)
Other	(399)	(367)
Net Cash Used in Financing Activities	(10,889)	(9,537)
Net increase (decrease) in cash and cash equivalents	(495)	4,371
Cash and cash equivalents beginning of year	3,741	1,727
Cash and Cash Equivalents End of Period	$3,246	$6,098

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Nine Months Ended
	9/30/2010	9/30/2009	% Chg	9/30/2010	9/30/2009	% Chg

Wireless
Wireless Customers (000)				92,761	81,596	13.7%
Net Customer Additions (000)	2,631	2,026	29.9%	6,050	4,617	31.0%
M&A Activity, Partitioned Customers and Other Adjs. (000)	-	(30)		1,591	(30)
Total Churn7	1.32%	1.42%	-10 BP	1.30%	1.49%	-19 BP
Postpaid Customers (000)7				67,688	62,961	7.5%
Net Postpaid Customer Additions (000)7	745	1,333	-44.1%	1,753	3,358	-47.8%
Postpaid Churn7	1.14%	1.14%	0 BP	1.08%	1.12%	-4 BP
Licensed POPs (000,000)				308	306	0.7%
Prepaid Customers (000)7				6,209	5,386	15.3%
Net Prepaid Customer Additions (000)7	321	(176)		645	(743)
Connected Devices Customers (000)7				7,843	3,315
Net Connected Devices Customer Additions (000)7	1,159	235		3,107	683

In-Region Wireline 1
Total Consumer Revenue Connections (000)
Retail Consumer Voice Connections 2				24,908	28,098	-11.4%
Consumer Wired Broadband Connections 3				14,092	13,550	4.0%
Video Connections: 4
Satellite Connections				1,994	2,195	-9.2%
U-verse Video Connections				2,739	1,816	50.8%
Total Consumer Revenue Connections (000)				43,733	45,659	-4.2%

Net Consumer Revenue Connection Changes (000)	(529)	(629)	15.9%	(1,554)	(1,384)	-12.3%

Broadband and Video
Total Broadband Connections (000) 5				17,562	17,083	2.8%
Net Broadband Connection Changes (000) 5	123	138	-10.9%	308	818	-62.3%
Total Video Connections (000) 4				4,735	4,012	18.0%
Net Video Connection Changes (000) 4	177	225	-21.3%	496	777	-36.2%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$5,314	$4,017	32.3%	$13,170	$11,034	19.4%
Interest during construction	$198	$185	7.0%	$577	$553	4.3%
Dividends Declared per Share	$0.4200	$0.4100	2.4%	$1.2600	$1.2300	2.4%
End of Period Common Shares Outstanding (000,000)				5,910	5,901	0.2%
Debt Ratio 6				37.8%	42.1%	-430 BP
Total Employees				267,720	284,970	-6.1%

1	In-region wireline represents access lines served by AT&T's incumbent local exchange companies.
2	Includes consumer U-verse Voice over IP connections of 1,494 as of September 30, 2010.
3	Consumer Wired Broadband Connections include DSL lines, U-verse High Speed Internet access and satellite broadband.
4	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
5	Total broadband connections include DSL lines, U-verse High Speed Internet access, satellite broadband and 3G LaptopConnect cards.
6	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
7	Prior year amounts restated to conform to current period reporting methodology.

Note: For the end of 3Q10, total switched access lines were 45,108, retail business switched access lines totaled 19,089, and wholesale and coin switched access lines totaled 2,605. These include 1,706 retail business and 98 wholesale lines that are used solely by AT&T or our subsidiaries.

Financial Data

AT&T Inc.
Non-GAAP Wireless Reconciliation
Wireless Segment OIBDA
AT&T Inc.
Dollars in millions
Unaudited
	Three Months Ended
	9/30/2009	12/31/2009	3/31/2010	6/30/2010	9/30/2010

Service Revenues	$12,372	$12,585	$12,850	$13,186	$13,675
Equipment Revenues	1,255	1,232	1,047	1,056	1,505
Total Operating Revenues	13,627	13,817	13,897	14,242	15,180

Operating Expenses
Operations and support	8,645	8,701	8,183	8,562	10,040
Depreciation and amortization	1,490	1,550	1,558	1,578	1,640
Total Operating Expenses	10,135	10,251	9,741	10,140	11,680

Operating Income	3,492	3,566	4,156	4,102	3,500

Plus: Depreciation and amortization	1,490	1,550	1,558	1,578	1,640
OIBDA	4,982	5,116	5,714	5,680	5,140
OIBDA as a % of Service Revenue	40.3%	40.7%	44.5%	43.1%	37.6%

OIBDA is defined as operating income (loss) before depreciation and amortization. EBITDA is defined as Earnings Before Interest, Taxes, Depreciation and Amortization. This term is often used as a substitute for OIBDA. OIBDA differs from segment operating income (loss), as calculated in accordance with generally accepted accounting principles (GAAP), in that it excludes depreciation and amortization. OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP. Our calculation of OIBDA, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Financial Reconciliation
Free Cash Flow
AT&T Inc.
Dollars in Millions
Unaudited
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2010	2009	2010

Net cash provided by operating activities	$9,672	$9,540	$25,444	$25,350

Less: Construction and capital expenditures	(4,202)	(5,512)	(11,587)	(13,747)

Free Cash Flow	$5,470	$4,028	$13,857	$11,603

Free cash flow is defined as cash from operations minus capital expenditures. We believe these metrics provide useful information to our investors because management regularly reviews free cash flow as an important indicator of how much cash is generated by normal business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Free Cash Flow After Dividends
AT&T Inc.
Dollars in Millions
Unaudited
	Three Months Ended
	6/30/2009	9/30/2009	12/31/2009	3/31/2010	6/30/2010	9/30/2010

Net cash provided by operating activities	$7,862	$9,672	$8,964	$7,237	$8,573	$9,540

Less: Construction and capital expenditures	(4,037)	(4,202)	(5,707)	(3,331)	(4,904)	(5,512)

Free Cash Flow	3,825	5,470	3,257	3,906	3,669	4,028

Less: Dividends paid	(2,418)	(2,418)	(2,418)	(2,479)	(2,481)	(2,476)

Free Cash Flow After Dividends	$1,407	$3,052	$839	$1,427	$1,188	$1,552

Financial Data

AT&T Inc.
Non-GAAP Financial Reconciliation
Annualized Net Debt-to-EBITDA Ratio
AT&T Inc.
Dollars in millions
Unaudited
	Three Months Ended
	3/31/2010	6/30/2010	9/30/2010	2010 YTD

Reported Consolidated Revenues	$30,530	$30,808	$31,581	$92,919
Total Operating Expenses	24,523	24,694	26,117	75,334
Total Operating Income	6,007	6,114	5,464	17,585
Add Back Depreciation and Amortization	4,800	4,838	4,891	14,529
Total Consolidated EBITDA	10,807	10,952	10,355	32,114
Annualized Consolidated EBITDA *				42,819
End-of-period current debt				6,426
End-of-period long-term debt				62,540
Total End-of-Period Debt				68,966
(Premiums) Discounts on long-term debt				(248)
Normalized Debt Balance				68,718
Less Cash and Cash Equivalents				3,246
Normalized Net Debt Balance				65,472

Annualized Net Debt-to-EBITDA Ratio				1.5

*EBITDA is annualized by dividing YTD EBITDA by YTD number of quarters and multiplying by 4.